Supplemental Financial Statement Information	12 Months Ended
Dec. 31, 2019
Additional Financial Information Disclosure [Abstract]
Supplemental Financial Statement Information	Supplemental Financial Statement Information
Cash and cash equivalents at December 31, 2019 and 2018 were as follows:

(In millions)	2019	2018
Cash	$190.8	$264.4
Other short-term investments	300.0	117.6
Total cash and cash equivalents	$490.8	$382.0

Other current liabilities included salaries, wages and other payroll-related liabilities of $94.5 million and $95.8 million, and accrued interest of $25.0 million and $36.6 million at December 31, 2019 and 2018, respectively.
Other income (expense) for the years ended December 31, 2019, 2018, and 2017 was as follows:

(in millions)	2019	2018	2017
Rent, royalty income and other income	$2.9	$3.1	$3.5
Gains from disposal of property, plant and equipment, net	90.7	1.3	0.5
Equity loss on joint ventures (See Note 7)	(10.7)	(1.0)	—
Loss on sales of businesses, net (See Note 6)	(1.9)	—	—
Gain on joint venture deconsolidation (See Note 7)	—	15.9	—
Joint venture impairment charge (See Note 7)	(11.4)	—	—
Other	0.1	1.2	—
Total other income, net	$69.7	$20.5	$4.0

Gains from disposal of property, plant and equipment, net for the year ended December 31, 2019 includes a $91.7 million gain on the sale of certain oil and gas rights in Eddy County, NM. This cash gain is reported as an investing activity on the consolidated statement of cash flows for the year ended December 31, 2019, and is excluded from segment operating results. These oil and gas rights were initially acquired in 1972 along with land purchased by Teledyne, Inc., which later became part of ATI. The land was subsequently sold, with the Company retaining the underlying oil and gas rights that it sold in 2019.